Exhibit 99.1

Helix Energy Solutions Company Update March 2022

## FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding the ongoing COVID-19 pandemic and oil price volatility and their respective effects and results, our protocols and plans, our current work continuing, the spot market, our spending and cost reduction plans and our ability to manage changes; our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements regarding our ability to enter into, renew and/or perform commercial contracts; any statements concerning developments; any statements regarding our environmental, social and governance ("ESG") initiatives; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to the results and effects of the COVID-19 pandemic and actions by governments, customers, suppliers and partners with respect thereto; market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities including regulatory initiatives by the U.S. administration; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to secure and realize backlog; the effectiveness of our ESG disclosures; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K and in our other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by the securities laws.

**Social Media**

From time to time we provide information about Helix on social media, including:

Twitter: @Helix_ESG
LinkedIn: www.linkedin.com/company/helix-energy-solutions-group
Facebook: www.facebook.com/HelixEnergySolutionsGroup
Instagram: www.instagram.com/helixenergysolutions
YouTube: www.youtube.com/user/HelixEnergySolutions

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# HELIX COMPANY OVERVIEW

**Helix Energy Solutions** provides specialty services to the offshore energy industry with a focus on well intervention and robotics operations

- *Exposure to the full energy value chain: Oil & Gas to Renewables*
- *Oil & Gas services cover the lifecycle of a field and are critical to maximizing production economics*
- *Expanding Renewables services where we currently offer trenching, site clearance, and subsea support*
- *Positioned for growth within the global transition to a more balanced energy landscape*

Three reportable business segments: Well Intervention, Robotics and Production Facilities

Liquidity[1] of $305 million, negative net debt[2] of $22 million and contract backlog of $348 million as of December 31, 2021

Subsea Services Alliance with Schlumberger provides integrated equipment and services for subsea well intervention

## Business Mix[3]



Revenue
10%
19%
$675 million
71%
Well Intervention
Robotics
Production Facilities

## Global Operations[4]

***1,328 employees** worldwide and primarily operates in the Gulf of Mexico, Brazil, North Sea, Asia Pacific and West Africa regions*



**7 Well Intervention Vessels**
Seven dedicated well intervention vessels

**2 ROV Support Vessels**
Two dedicated remote operated vehicle ("ROV") support vessels on long-term charter

**42 Remotely Operated Vehicles (ROV)**
42 work class ROVs

**10 Intervention Systems**
Six intervention riser systems, three subsea intervention lubricators, and one riserless openwater abandonment module

**5 Robotics Assets**
4 trenching systems and 1 ROVDrill system

**4 Regional Offices**
Houston, Texas, USA (HQ)
Aberdeen, United Kingdom
Rio de Janeiro, Brazil
Singapore

[1] Liquidity is calculated as the sum of cash and cash equivalents plus available capacity under the Company's ABL facility excludes restricted cash, if any
[2] Net debt is calculated as long-term debt, including current maturities of long-term debt, less cash and cash equivalents and restricted cash
[3] Based on the twelve months ended December 31, 2021; Percentages exclude eliminations
[4] As of December 31, 2021

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•World's leading provider of both well intervention and subsea robotics technologies to offshore energy industry •Pioneer and established leader in rigless offshore well intervention with track record of 1,578 wells and over 30 years of global experience •Leading provider of well intervention solutions with a competitive advantage •Large and growing addressable market in both well intervention and robotics •Industry-leading, built-for-purpose fleet that can be mobilized worldwide •Experienced and highly skilled workforce •Strong robotics franchise with deepwater ROV track record in oil & gas, renewable energy, subsea mining, and specialty services that spans over 25 years •Strong culture of innovation, with best in class operations and technology portfolio •Core Health, Safety and Environment (HSE) values with proven track record •Comprehensive array of solutions offered via strategic alliance with Schlumberger •Our core offerings represent sustainable solutions, and our ability to help our customers achieve ESG successes provides long-term value to Helix shareholders HELIX COMPANY OVERVIEW 4

Why Helix? •Market leader in Well Intervention and Robotics/Trenching •Riser-based and riserless intervention capabilities •Increasing contribution of offshore renewables market •Geographically diverse scope of operations •Blue-chip customers •Purpose-built, advanced fleet •Integrated offerings •Healthy balance sheet and liquidity, with negative net debt at December 31, 2021 Why focus on Well Intervention and Robotics/Trenching •Low F&D cost for enhanced reserves •Extended well life via intervention defers cessation of production and P&A spend •P&A is regulatory driven; demand should increase over time •Demand for a more cost-effective solution to rigs •Robotics is essential for credible quality performance in deep- water operations •Expanding renewables market 5 WHY CHOOSE HELIX?

ENVIRONMENTAL, SOCIAL AND GOVERNANCE 6 Environmental •Our business supports both the responsible transition from a carbon- based economy and extending the value and therefore the life cycle of underutilized wells, which in turn helps clients avoid drilling new wells. These efforts are published in greater detail in our Corporate Sustainability Report, a copy of which is available on our website at www.helixesg.com/about-helix/our-company/corporate-sustainability Social •Investment in our human capital is a priority at Helix. When hiring employees we strive to create value in the communities in which we operate by looking for local talent first Governance •Our Board defines diversity expansively and has determined that it is desirable for the Board to have diverse viewpoints, professional experiences, backgrounds (including gender, race, ethnicity and educational backgrounds) and skills, with the principal qualification of a director being the ability to act effectively on behalf of Company shareholders. •Our Board has been significantly refreshed over the past three years, adding three new members •Our Board’s Corporate Governance and Nominating Committee oversees, assesses and reviews our ESG strategy, including with respect to climate change

Helix Well Ops is a leader in rigless offshore well intervention, providing fast, flexible and high-quality well management services Our specialist riserless and riser-based well intervention vessels and subsea systems operate worldwide to provide customer value throughout the well life cycle Low operating costs and ability to mobilize quickly enables Helix’s vessels to operate at costs lower than offshore drilling rigs that provide intervention services WELL INTERVENTION Business Mix Revenue Well Intervention Robotics Production Facilities Based on the twelve months ended December 31, 2021; Percentages exclude eliminations and other $517 million 7 71%

•Fleet of seven purpose-built well intervention vessels •Both riser-based and riserless intervention systems •1,578 well intervention operations performed worldwide, includes production enhancement and abandonment operations •594 well abandonment operations performed worldwide •Geographically diverse scope of operations •Blue-chip customer base •Able to offer fully integrated intervention services through our Subsea Services Alliance with Schlumberger WHAT SETS HELIX APART IN WELL INTERVENTION 8

9 HELIX WELL INTERVENTION VESSELS & ASSETS Q4000 (Gulf of Mexico) Dynamically positioned class 3 (“DP3”) purpose-built semisubmersible vessel for well intervention, decommissioning and other subsea projects Q5000 (Gulf of Mexico) DP3 purpose-built semisubmersible vessel for well intervention, decommissioning and other subsea projects Q7000 (West Africa) DP3 purpose-built semisubmersible vessel for well intervention, decommissioning and other subsea projects Siem Helix 1 & Siem Helix 2 (Brazil) DP3 purpose-built well intervention vessels capable of completing a wide range of subsea projects Seawell (North Sea) Dynamically positioned class 2 (“DP2”) light well intervention and saturation diving vessel Well Enhancer (North Sea) DP3 custom designed well intervention and saturation diving vessel Intervention Riser Systems (Gulf of Mexico) Utilized for wireline intervention, production logging, coiled-tubing operations, well stimulation and full plug and abandonment operations Subsea Intervention Lubricators (North Sea) Enable efficient and cost-effective riserless intervention or abandonment solutions for all subsea wells up to 1,500m water depth

Subsea Services Alliance created in 2015 to combine the expertise and capabilities of Helix and Schlumberger •Comprehensive subsea well construction, intervention and decommissioning portfolio •Helix provides marine support, operational expertise and project management capabilities •Schlumberger provides intervention and completion running technologies and subsea production systems (through OneSubsea) 10 INTEGRATED APPROACH TO SUBSEA WELL SERVICES •Utilizes vessels that can handle well commissioning, intervention, artificial lift and abandonment services •Eliminates the need for costly offshore drilling rigs for support •Ongoing development of technologies that provide efficient products and services for the offshore market •Deep-and ultra-deepwaterbasins •High-pressure, high-temperature environments •Novel subsea well access, remediation and intervention for subsea production and processing •Complementary project managers with extensive experience to provide operational efficiency •A single source of expertise, services and technologies provides for simpler and more cost-effective subsea well intervention services while maximizing project safety

Helix Robotics Solutions is a leading supplier of subsea engineering services, operating state of the art remote operated vehicles (ROVs), seabed trenchers and support/construction vessels Our deep-water ROV track record spans over 25 years, including oil & gas, renewable energy, construction services and specialty services projects executed successfully around the world •Helix has a meaningful market share of the global ROV market and is rapidly expanding into the growing renewable energy industry •Helix charters vessels to support deployment of robotics assets and engages spot vessels on short-term charter agreements as needed HELIX ROBOTICS Business Mix Revenue Well Intervention Robotics Production Facilities $137 million Based on the twelve months ended December 31, 2021; Percentages exclude eliminations and other 11 19%

Grand Canyon II (Asia Pacific) A versatile and technically advanced DP3 multi-role construction support vessel Under charter agreement through December 2021 Grand Canyon III (North Sea) A versatile and technically advanced DP3 multi- role construction support vessel Under charter agreement through May 2023 Vessels of Opportunity (Global) Ability to expand and contract based on regional requirements and market conditions HELIX ROBOTICS VESSELS & ASSETS 12 ROV Fleet (42 units) Highly maneuverable underwater robots that are capable of performing a broad array of subsea construction and well intervention tasks Subsea Trenchers (4 units) Provide subsea power cable, umbilical, pipeline and flowline trenching in water depths up to 3,000 meters ROVDrill (1 unit) Fully automated seabed operated drilling module capable of carrying out a range of drilling, sampling and in SITU tests

•A fleet of advanced work-class ROVs and trenchers, including several units custom built to our specifications •Our subsea expertise in robotics is applicable to both the Oil and Gas and renewables markets 1 •Leading provider for water jetting and mechanical cutting trenching solutions and ROV support for offshore oil and gas and wind farm development •Continued expansion of renewables offerings, including recent seabed clearance projects •Helix charters its ROV support vessels, ensuring a modern fleet that can expand and contract based on regional requirements and market conditions WHAT SETS HELIX APART IN ROBOTICS Renewable Energy Specialty Services Construction Services Oil & Gas 1 Revenue from renewables projects made up approximately 23% and 41% of Robotics revenues in 2021 and 2020, respectively 13

Helix Production Facilities includes the Helix Producer 1 floating production unit (FPU), which is operating under a production handling contract until at least June 1, 2023 The segment also includes the Helix Fast Response System and our ownership of the wells and related infrastructure associated with the Droshky Prospect in the Gulf of Mexico HELIX PRODUCTION FACILITIES Business Mix Revenue Well Intervention Robotics Production Facilities $69 million Based on the twelve months ended December 31, 2021; Percentages exclude eliminations and other 14 10%

Key Financial Metrics and Outlook 15

DEBT & LIQUIDITY PROFILE ($ in millions) 1 Cash includes cash and cash equivalents but excludes restricted cash; restricted cash at December 31, 2019 and 2021 of $54 million and $74 million, respectively, related primarily to short-term project-related letters of credit 2 Long-term debt through December 31, 2020 was net of unamortized discounts and issuance costs; as of January 1, 2021, with the adoption of ASU 2020-06, the discounts on our convertible senior notes due 2022, 2023 and 2026 were eliminated, increasing the carrying value of long-term debt by $44 million; beginning January 1, 2021, long-term debt is net of issuance costs only 3 Liquidity is calculated as the sum of cash and cash equivalents and available capacity under Helix’s $80 million ABL facilityand excludes restricted cash 4 Net debt is calculated as long-term debt (including current maturities of long-term debt) less cash and cash equivalents and restricted cash $267 $279 $208 $291 $254 $(496) $(440) $(406) $(350) $(305) $348 $426 $380 $452 $305 $(229) $(161) $(143) $(58) $22 ($500) ($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 Cash¹ Long-term debt² Liquidity³ Net debt⁴ 12/31/17 12/31/1812/31/1912/31/2012/31/21 16

DEBT INSTRUMENT PROFILE Total funded debt 1 of $314 million at 12/31/21 •$35 million Convertible Senior Notes due 2022 –4.25% •$30 million Convertible Senior Notes due 2023 –4.125% •$200 million Convertible Senior Notes due 2026 –6.75% •$49 million MARAD Debt –4.93% •Semi-annual amortization payments through maturity in Q1 2027 $0 $50 $100 $150 $200 $250 202220232024202520262027 Principal Payment Schedule at 12/31/21 ($ in millions) CSN 2022 CSN 2023 CSN 2026 MARAD $43 $38 1 Excludes $9 million of remaining unamortized debt issuance costs $9 $210 $9 $5 17

Revenue Free Cash Flow 1 1 Adjusted EBITDA and Free Cash Flow are Non-GAAP financial measures, see non-GAAP reconciliations on slide 27 $581 $740 $752 $734 $675 $30 $29 $58 $22 $(62) ($80) ($60) ($40) ($20) $0 $20 $40 $60 $80 $0 $200 $400 $600 $800 20172018201920202021 Revenue Net Income (loss) Net income (loss) Adjusted EBITDA 1 18 FIVE YEAR TREND ($ IN MILLIONS) $107 $162 $180 $155 $96 ($169) $60 $31 $80 $132 ($200) ($150) ($100) ($50) $0 $50 $100 $150 $0 $25 $50 $75 $100 $125 $150 $175 $200 20172018201920202021 Adjusted EBITDA Free Cash Flow¹

REVENUE DISPERSION ($ IN MILLIONS) Geography Segments 19 68% 74% 73% 71% 74% 21% 17% 19% 21% 16% 11% 9% 8% 8% 10% $0 $200 $400 $600 $800 20172018201920202021 Well Intervention Robotics Production Facilities 49% 37% 40% 42% 34% 12% 28% 29% 28% 23% 27% 26% 26% 18% 15% 6% 19% 12% 9% 5% 6% 9% $0 $200 $400 $600 $800 20172018201920202021 United States Brazil United Kingdom West Africa Other

2022 OUTLOOK We expect 2022 to be a transition year for Helix, where we see an improving macro backdrop and increasing commodity prices as we continue to recover from the pandemic. In 2022, we expect to redeploy the Siem Helix 1 to Brazil for non-Petrobras customers and anticipate transitioning the Q7000 to Asia Pacific, while adjusting to a delayed recovery in the North Sea Well Intervention market. Our first quarter should be our most challenging, with five vessels scheduled for regulatory maintenance during the quarter, the Siem Helix 1 on low rates, and the seasonally slow North Sea with limited utilization on both North Sea intervention vessels. • Seawell and Well Enhancer (North Sea) –expect slowly recovering market and regulatory inspections for both vessels during first half 2022 followed by improved utilization • Q7000 (West Africa, Asia Pacific)–West Africa campaign expected into Q2 followed by transit and docking prior to planned commencement of decommissioning work offshore New Zealand at year-end • Q4000 and Q5000 (Gulf of Mexico) – expect strong utilization during 2022; both vessels have planned regulatory inspections • Siem Helix 1 and Siem Helix 2 (Brazil) –transition year with Siem Helix 1 expected to resume intervention work on contract beginning Q4 and Siem Helix 2 on extended Petrobras contract at reduced rates through late 2022; both vessels have regulatory dockings and expected improving cost structure during year • Robotics –expect stronger 2022, similar to 2020, with expected increased trenching activity in the North Sea, increased vessel activity in the Gulf of Mexico and North America region including renewables projects, and increased ROV activity 20

2022 OUTLOOK –WELL INTERVENTION • Q4000 (Gulf of Mexico) –vessel began year on multi-well campaign; approximate 20-day regulatory inspection scheduled early Q2; contracted backlog through Q2 with good visibility and expected strong utilization for remainder of the year • Q5000 (Gulf of Mexico) – vessel has contracted work through late Q2 with approximate 10-day maintenance period during Q1; good visibility for remainder of the year • IRS rental units (Gulf of Mexico) –15K IRS has contracted backlog beginning mid-Q1 through late Q2 with visibility during remainder of the year; 10K IRS available in the spot market with limited visibility • WellEnhancer (North Sea) –scheduled regulatory inspection in Q1; good visibility and expected improving utilization beginning mid-Q2 and into Q4 • Seawell (North Sea) –vessel began year on boulder clearance project with Helix Robotics until mid-February; scheduled regulatory inspection end of Q1; expected improving utilization beginning mid-Q2 and into Q4 • Q7000 (West Africa, Asia Pacific) – vessel operational in West Africa expected into Q2 followed by an approximate 40-day maintenance period; vessel subsequently expected to transit to Asia Pacific and perform an approximate 30-day docking prior to planned commencement in Q4 of decommissioning campaign offshore New Zealand • Siem Helix 1 (Brazil) –vessel working on accommodations project offshore Ghana as a cost-reduction measure expected through mid-year followed by transit to Brazil and an approximate 30-day scheduled maintenance period with availability until vessel recommences intervention work expected to begin Q4 2022 on P&A contract in Brazil that was extended from one to two years into Q4 2024 • Siem Helix 2 (Brazil) –under contract for Petrobras through mid-December with an approximate 30-day maintenance period during Q1 21

• Grand Canyon II (Asia Pacific) –vessel expected to continue performing ROV support work for decommissioning project offshore Thailand into Q2 and subsequently transition to work in Taiwan; vessel expected to have high utilization in 2022 before charter expiration date at end of year • Grand Canyon III (North Sea) –vessel entered year performing trenching operations and is expected to perform several short trenching scopes over remainder of Q1 with gaps; vessel expected to have high trenching utilization during the seasonal period and into Q4 with visibility thereafter • Renewables site clearance –completed North Sea wind farm boulder removal project on the Seawell and participating in another boulder removal project expected through Q1; pursuing other site clearance projects for remainder of the year • Horizon Enabler (North Sea)–seasonal charter with flexible terms intended to be used as a second trenching vessel in North Sea • Shelia Bordelon (U.S.) – 365-day vessel charter commenced mid-February for 120 days awarded work with opportunities identified thereafter 2022 OUTLOOK –ROBOTICS 22

2022 Capital additions are currently forecasted at $40-$50 million: •Primarily maintenance capex related to regulatory inspection costs of our systems and equipment •Approximate $20 million of capital additions carried over from prior year, which contributed to strong 2021 free cash flow Balance Sheet •Our total funded debt 1 level is expected to decrease by $43 million (from $314 million at December 31, 2021 to $271 million at December 31, 2022) as a result of scheduled principal payments •Remaining principal of $35 million of convertible senior notes due May 2022 2022 OUTLOOK: CAPITAL ADDITIONS & BALANCE SHEET 1 Excludes unamortized issuance costs 23

1,125 3,164 1,749 1,712 1,276 1,988 0 600 1,200 1,800 2,400 3,000 3,600 2020A2021A2022E2023E2024E2025E Oil & Gas •Helix business lines are primarily production focused and activity driven by Upstream OpEx budgets •COVID19 resulted in numerous projects being delayed Renewable Energy •Robotics segment continues to expand into the renewables market •Market leading position in Europe for trenching services •Expanded geographic mix into U.S. and Asia Pacific •Expanded services beyond trenching MACRO OUTLOOK SUPPORTS UPSIDE POTENTIAL Global Offshore Deepwater O&G OpEx 1 ($ in billions) Global Offshore Wind Additions 2 (Turbines / Foundations) 1 Rystad Energy | Service Demand Cube March 1, 2022 2 Rystad Energy | Offshore Vessel Analysis Dashboard March 1, 2022 $53 $59 $67 $70 $73 $77 $0 $20 $40 $60 $80 $100 2020A2021A2022E2023E2024E2025E 24

## BEYOND 2022

- Expect to continue anticipated momentum from second half 2022 into 2023
- Market improvements offer additional upside potential
- Operating cash flow improvements
  - Improved operating cash flows in 2023 compared to 2022
  - Maintenance Capex anticipated to be approximately $40 million annually
- Well Intervention
  - Focus on continued improved operating performance
  - *Q7000* to continue with Asia Pacific campaign in New Zealand and Australia
  - Improving outlook for both utilization and rates in the Gulf of Mexico
  - Expect continued growth potential in West Africa
  - Anticipate increased opportunities for riser-based intervention in the North Sea
  - Continued operations in Brazil, including Trident award, which was extended from one to two years, expected Q4 2022 into late Q4 2024
    - With increased opportunities, charters for *Siem Helix 1* and *Siem Helix 2* extended into Q1 2025 and Q1 2027, respectively
- Robotics
  - Continued strong renewables trenching market
  - Continued renewables site clearance project opportunities

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Non-GAAP Reconciliations and Supplemental Information 26

NON-GAAP RECONCILIATIONS (in thousands, unaudited) 12/31/201712/31/201812/31/201912/31/202012/31/2021 Reconciliation from Net Income to Adjusted EBITDA: Net income30,052 $ 28,598 $ 57,697 $ 20,084 $ (61,684) $ Adjustments: Income tax provision (benefit)(50,424) 2,400 7,859 (18,701) (8,958) Net interest expense18,778 13,751 8,333 28,531 23,201 (Gain) loss on extinguishment of long-term debt397 1,183 18 (9,239) 136 Other (income) expense, net1,434 6,324 (1,165) (4,724) 1,490 Depreciation and amortization108,745 110,522 112,720 133,709 141,514 Goodwill impairment- - - 6,689 - Non-cash (gain) loss on equity investment1,800 3,430 (1,613) (264) - EBITDA110,782 166,208 183,849 156,085 95,699 Adjustments: (Gain) loss on disposition of assets, net39 (146) - (889) 631 General provision (release) for current expected credit losses- (3,224) - 746 (54) Other than temporary loss on note receivable- (1,129) - - Realized losses from foreign exchange contracts not designated as hedging instruments(3,605) - (3,761) (682) Adjusted EBITDA107,216 $ 161,709 $ 180,088 $ 155,260 $ 96,276 $ 27

# NON-GAAP DEFINITIONS

**Non-GAAP Financial Measures**

We define EBITDA as earnings before income taxes, net interest expense, gain or loss on extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets and gains and losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude the gain or loss on disposition of assets and the general provision (release) for current expected credit losses, if any. In addition, we include realized losses from foreign currency exchange contracts not designated as hedging instruments, which are excluded from EBITDA as a component of net other income or expense.

We define Free Cash Flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets.

We use EBITDA, Adjusted EBITDA and Free Cash Flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA, Adjusted EBITDA and Free Cash Flow provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and Free Cash Flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and Free Cash Flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

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Thank you